                                                                Exhibit 99.293


                      INFORMATION SYSTEMS REQUIREMENTS FOR
                              PGBU TO ISO INTERFACE

                                   (1997-2002)

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                                      SCOPE

DESIGN, IMPLEMENT, INTEGRATE, OPERATE AND SUPPORT COMPUTER AND TELECOMMUNICATION SYSTEMS, DATABASES AND APPLICATIONS TO ALLOW DIRECT INTERFACE BETWEEN ISO AND PGBU IN ORDER TO:

     o    Share operational data

     o Communicate ISO's grid dispatch commands to RCCs and confirmation of facilities operation to ISO

     o    Schedule and coordinate outage of the transmission facilities

     o    Share data required to verify financial settlements

     o Share transmission planning, interconnection and access procedures and information

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                                      NEED

IN RESPONSE TO INDUSTRY RESTRUCTURING IN CALIFORNIA AND FORMATION OF PX AND ISO AND TO:

     o    Comply with "Transmission Control Agreement" with ISO

     o    Allow for audit of system operation

     o    Allow for verification of financial settlement between ISO and PGBU

     o    Comply with regional reliability and regulatory requirements

     o    Minimize conflicts between ISO and PGBU

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                              UNDERLYING PRINCIPLES

o THE FOCUS OF THIS PRESENTATION IS ON MORE THAN A SINGLE COMMUNICATION LINK BETWEEN PGBU'S EMS AND ISO'S PMS. THE IS SYSTEM SHOULD ALLOW PGBU, IN COORDINATION WITH ISO, TO:

     o    safely and efficiently operate the transmission system

     o    coordinate/schedule outage of transmission facilities

     o    perform transmission planning and interconnection studies

     o    perform regional and regulatory requirement studies and filings

     o    receive and verify financial settlements data from ISO

     o    pursue new business opportunities related to the interface


o IN THIS PRESENTATION WE RECOMMEND BROAD SOLUTIONS AND RESOURCES FOR INFORMATION SYSTEM NEEDS RATHER THAN ORGANIZATIONAL FUNCTION REQUIREMENTS TO PROVIDE SUCH NEEDS.

o WE REALIZE THAT THE CALIFORNIA'S ISO AND ITS RELATIONSHIP WITH ENERGY MARKET PARTICIPANTS ARE STILL EVOLVING AND THERE ARE ONGOING EFFORTS AT SCE AND WEPEX TO DESIGN THE ISO INTERFACES TO VARIOUS MARKET PARTICIPANTS, INCLUDING THE ISO. HENCE, THIS PRESENTATION SHOULD NOT BE CONSIDERED COMPLETE OR FINAL.

o WE REALIZE THAT THERE ARE SEVERAL ONGOING INITIATIVES AT PGBU TO DEVELOP SYSTEMS AND INFRASTRUCTURE THAT REQUIRE IS SUPPORT. OUR GOAL IS TO RECOMMEND BROAD SOLUTIONS TO SUPPORT AND FACILITATE PGBU INITIATIVES.

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                               BASIC ARCHITECTURE





                           [GRAPH BASIC ARCHITECTURE]

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                       BASIC ARCHITECTURE/SCHEMATIC DESIGN





                  [GRAPH BASIC ARCHITECTURE/SCHEMATIC DESIGN]

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                        BROAD FUNCTIONALITY REQUIREMENTS




                    [GRAPH BROAD FUNCTIONALITY REQUIREMENTS]

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                    BROAD FUNCTIONALITY REQUIREMENTS - CONT.




                    [GRAPH BROAD FUNCTIONALITY REQUIREMENTS]

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                                BROAD ACTION PLAN





                           [GRAPH BROAD ACTION PLAN]

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                            GRID CONTROL CENTER (GCC)
                                   ACTION PLAN



                 [GRAPH GRID CONTROL CENTER (GCC) ACTION PLAN]

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                                 GCC LINK TO ISO
                                   ACTION PLAN




                      [GRAPH GCC LINK TO ISO ACTION PLAN]

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                            ISO LINK TO EXISTING EMS
                                   ACTION PLAN





                  [GRAPH ISO LINK TO EXISTING EMS ACTION PLAN]

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                            ISO BBS TO PGBU BPS LINK
                                   ACTION PLAN





                  [GRAPH ISO BBS TO PGBU BPS LINK ACTION PLAN]

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                          GCC LINK TO NEW REMOTE POINTS
                                   ACTION PLAN


               [GRAPH GCC LINK TO NEW REMOTE POINTS ACTION PLAN]

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                            GRID CONTROL CENTER (GCC)
               A PRELIMINARY INFRASTRUCTURE AND APPLICATION DESIGN





         [GRAPH GRID CONTROL CENTER (GCC) A PRELIMINARY INFRASTRUCTURE
                            AND APPLICATION DESIGN]

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                            GRID CONTROL CENTER (GCC)
               A PRELIMINARY INFRASTRUCTURE AND APPLICATION DESIGN





       [GRAPH GRID CONTROL CENTER (GCC) A PRELIMINARY INFRASTRUCTURE AND
                              APPLICATION DESIGN]

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                                 GCC LINK TO ISO
               A PRELIMINARY INFRASTRUCTURE AND APPLICATION DESIGN






  [GRAPH GCC LINK TO ISO A PRELIMINARY INFRASTRUCTURE AND APPLICATION DESIGN]

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                                 GCC LINK TO ISO
               A PRELIMINARY INFRASTRUCTURE AND APPLICATION DESIGN





  [GRAPH GCC LINK TO ISO A PRELIMINARY INFRASTRUCTURE AND APPLICATION DESIGN]

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                            ISO LINK TO EXISTING EMS
               A PRELIMINARY INFRASTRUCTURE AND APPLICATION DESIGN





        [GRAPH ISO LINK TO EXISTING EMS A PRELIMINARY INFRASTRUCTURE AND
                              APPLICATION DESIGN]

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                            ISO LINK TO EXISTING EMS
               A PRELIMINARY INFRASTRUCTURE AND APPLICATION DESIGN




        [GRAPH ISO LINK TO EXISTING EMS A PRELIMINARY INFRASTRUCTURE AND
                              APPLICATION DESIGN]

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                            ISO BBS TO PGBU BPS LINK
               A PRELIMINARY INFRASTRUCTURE AND APPLICATION DESIGN





        [GRAPH ISO BBS TO PGBU BPS LINK A PRELIMINARY INFRASTRUCTURE AND
                              APPLICATION DESIGN]

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                          GCC LINK TO NEW REMOTE POINTS
               A PRELIMINARY INFRASTRUCTURE AND APPLICATION DESIGN


     [GRAPH GCC LINK TO NEW REMOTE POINTS A PRELIMINARY INFRASTRUCTURE AND
                              APPLICATION DESIGN]

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                   PRELIMINARY ESTIMATE OF HUMAN RESOURCE NEED

-------------------- ---------------------------------------------------------------------------------------------------
       TASK                                                  H.R. NEEDS(1)
-------------------- ---------------------------------------------------------------------------------------------------
                           97Q1                97Q2               97Q3                97Q4                1998(1)
-------------------- ------------------ ------------------- ------------------ ------------------- --------------------
GRID CONTROL CENTER  1 IS tech. spec.   1 IS tech. spec.    1 IS tech. spec.   1 IS tech spec.     1 IS tech. spec.
                     3 APPS SPEC.       4 APPS SPEC.        1 IS tech.         1 IS tech.          1 Sys. admin*
                     1 DB ANALYST       1 DB ANALYST        4 APPS SPEC.       4 APPS SPEC.        1 APPS SPEC.
                                                            1 DB ANALYST       1 DB ANALYST        6 APPS SUP
-------------------- ------------------ ------------------- ------------------ ------------------- --------------------
GCC LINK TO ISO      1 IS tech. spec.   1 IS tech spec.     1 IS tech. spec.   2 Telecom spec.     1 IS tech. spec.
                     2 Telecom spec.    2 Telecom spec.     2 Telecom spec.    1 IS tech.          2 Sys. admin*
                                        1 APPS SPEC.        2 APPS SPEC.       2 APPS SPEC.        2 Telecom sup*
                                                                                                   2 APPS SUP.
-------------------- ------------------ ------------------- ------------------ ------------------- --------------------
ISO LINK TO          1 IS tech. spec.   1 IS tech. spec.    1 IS tech. spec.   1 IS tech spec.     1 IS tech. spec.
EXISTING EMS         2 Telecom spec.    2 Telecom spec.     1 Telecom spec.    1 Telecom spec.     1 Sys. admin*
                                        1 APPS SPEC.        1 IS tech.         1 IS tech.          1 Telecom sup*
                                                            1 APPS SPEC.       1 APPS SPEC.        1 APPS SPEC.
                                                                                                   3 APPS SUP.
-------------------- ------------------ ------------------- ------------------ ------------------- --------------------
ISO BBS TO PGBU      1 IS tech. spec.   1 Telecom spec.     1 Telecom spec.    1 Telecom spec.     1 Sys. admin
PBS LINK             1 Telecom spec.    1 APPS SPEC.        1 APPS SPEC.       2 APPS SPEC.        1 Telecom sup
                                                                                                   1 APPS SUP.
-------------------- ------------------ ------------------- ------------------ ------------------- --------------------
GCC LINK TO NEW      1 IS tech. spec.   1 IS tech. spec.    1 IS tech. spec.   1 IS tech spec.     1 IS tech. spec.
REMOTE POINTS        1 Telecom spec.    2 Telecom spec.     1 Telecom spec.    1 Telecom spec.     1 Telecom spec.
                                        1 APPS SPEC.        1 IS tech.         1 IS tech.          1 Sys. admin*
                                                            1 APPS SPEC.       1 APPS SPEC.        2 Telecom sup.*
-------------------- ------------------ ------------------- ------------------ ------------------- --------------------
TOTAL FTE NEEDS(2)   2 IS tech. spec.   3 IS tech. spec.    2 IS tech. spec.   2 IS tech spec.     3 IS tech. spec.
                     3 Telecom spec.    4 Telecom spec.     4 Telecom spec.    4 Telecom spec.     8 Sys. admin*
                     4 APPS SPEC.       6 APPS SPEC.        4 IS tech.         4 IS tech.          8 Telecom sup.*
                     1 DB ANALYST       1 DB ANALYST        7 APPS SPEC.       7 APPS SPEC.        2 APPS SPEC.
                                                            1 DB ANALYST       1 DB ANALYST        7 APPS SUP.
-------------------- ------------------ ------------------- ------------------ ------------------- --------------------


-------------------- ------------------------------------------
       TASK                          H.R. NEEDS(1)
--------------------  -------------------- --------------------
                             1999(1)             2000(1)+
--------------------  -------------------- --------------------
GRID CONTROL CENTER   1 Apps spec.         1 Sys. admin*
                      1 Sys. admin*        6 APPS SUP.
                      6 APPS SUP.

--------------------  -------------------- --------------------
GCC LINK TO ISO       2 Sys. admin*        2 Sys. admin*
                      3 Telecom sup*       3 Telecom sup.*
                      2 APPS SUP.          2 APPS SUP.

--------------------  -------------------- --------------------
ISO LINK TO           1 Sys. admin*        1 Sys. admin*
EXISTING EMS          1 Telecom sup.*      1 Telecom sup*
                      4 APPS SUP.          1 APPS SUP.


--------------------  -------------------- --------------------
ISO BBS TO PGBU       1 Sys. admin         1 Sys. admin
PBS LINK              1 Telecom sup.       1 Telecom sup.
                      1 APPS SUP.          1 APPS SUP.
--------------------  -------------------- --------------------
GCC LINK TO NEW       2 Sys. admin*        2 Sys. admin*
REMOTE POINTS         2 Telecom sup.*      2 Telecom sup.*


--------------------  -------------------- --------------------
TOTAL FTE NEEDS(2)    8 Sys. admin*        8 Sys. admin*
                      8 Telecom sup.*      8 Telecom sup.*
                      1 APPS SPEC.         7 APPS SUP.
                      7 APPS SUP.

--------------------  -------------------- --------------------


1. Includes time critical responsibilities shown by * - BOLD LETTERS INDICATE RESOURCES NEEDED FROM PGBU, PGBU-IS OR ITS CONSULTANTS/PARTNERS.

2. H.R. needs may overlap and hence do not simply add up - in addition time critical applications will need more than 1 FTE per "resource

                    IS REQUIREMENTS FOR PGBU TO ISO INTERFACE
                          PRELIMINARY COST ESTIMATE(1)


------------------- -------------------------------------------------------------------------------------------------------
       TASK                                                  COST ESTIMATE
------------------- ---------------------------------- ---------------------------------- ---------------------------------
                                  1997                               1998                               1999
------------------- ---------------------------------- ---------------------------------- ---------------------------------
GRID CONTROL             Incremental H/W: $800k             Incremental H/W: $50k             Incremental H/W: $50k
CENTER                   Apps Dev/supp: $800k               Apps Dev/supp: $1.4M              Apps Dev/supp: $1.2M

------------------- ---------------------------------- ---------------------------------- ---------------------------------
GCC LINK TO ISO          Incremental H/W: $200k             Incremental H/W: $20k             Incremental H/W: $20k
                         Apps Dev/supp: $150k               Apps Dev/supp: $400k              Apps Dev/supp: $400k

------------------- ---------------------------------- ---------------------------------- ---------------------------------
ISO LINK TO              Incremental H/W: $0k               Incremental H/W: $0k              Incremental H/W: $0k
EXISTING EMS             Apps Dev/supp: $100k               Apps Dev/supp: $800k              Apps Dev/supp: $800k

------------------- ---------------------------------- ---------------------------------- ---------------------------------
ISO BBS TO PGBU          Incremental H/W: $0k               Incremental H/W: $0k              Incremental H/W: $0k
PBS LINK                 Apps Dev/supp: $200k               Apps Dev/supp: $200k              Apps Dev/supp: $200k

------------------- ---------------------------------- ---------------------------------- ---------------------------------
GCC LINK TO NEW          Incremental H/W: $0k               Incremental H/W: $0k              Incremental H/W: $0k
REMOTE POINTS            Apps Dev/supp: $150k               Apps Dev/supp: $0k                Apps Dev/supp: $0k

------------------- ---------------------------------- ---------------------------------- ---------------------------------
TOTAL COST2              INCREMENTAL H/W: $1M               INCREMENTAL H/W: $100K            INCREMENTAL H/W: $100K
                         APPS DEV/SUPP: $1.4M               APPS DEV/SUPP: $1.8M              APPS DEV/SUPP: $1.6M
------------------- ---------------------------------- ---------------------------------- ---------------------------------


------------------- -------------------------------------
       TASK                     COST ESTIMATE
------------------- -------------------------------------
                                    2000+
-------------------  ------------------------------------
GRID CONTROL                Incremental H/W: $50k
CENTER                      Apps Dev/supp: $1.2M

-------------------  ------------------------------------
GCC LINK TO ISO             Incremental H/W: $20k
                            Apps Dev/supp: $400k

-------------------  ------------------------------------
ISO LINK TO                 Incremental H/W: $0k
EXISTING EMS                Apps Dev/supp: $200k

-------------------  ------------------------------------
ISO BBS TO PGBU             Incremental H/W: $0k
PBS LINK                    Apps Dev/supp: $200k

-------------------  ------------------------------------
GCC LINK TO NEW             Incremental H/W: $0k
REMOTE POINTS               Apps Dev/supp: $0k

-------------------  ------------------------------------
TOTAL COST(2)               INCREMENTAL H/W: $100K
                            APPS DEV/SUPP: $1.4M
-------------------  ------------------------------------

1. Cost of developing/procuring applications are not included. Only incremental H/W costs are included (e.g., the costs of building the telecom infrastructure are not included - about half of the hardware components are assumed to be already in place). It is assumed that the rooms to set up the infrastructure are already in place. FTEs are costed at the rate of $200k/yr including the overhead. Only FTEs needed for developing and supporting the applications and databases are included - FTEs needed for basic hardware and system support (e.g., system administrators) are not included.

2.   Total cost may be less than the cost of individual units due to overlap.